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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 28, 2001
                Date of report (Date of earliest event reported)



                          ON Semiconductor Corporation
             (Exact name of registrant as specified in its charter)



           Delaware                 000-30419               36-3840979
 ----------------------------      -----------            ----------------
 (State or other jurisdiction      (Commission            (I.R.S. Employer
       of incorporation)           File Number)         Identification Number)

 ON Semiconductor Corporation
 5005 E. McDowell Road
 Phoenix, Arizona                                                       85008
 ----------------------------------------                             ----------
 (Address of principal executive offices)                             (Zip Code)




                                  602-244-6600
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         Attached to this Current Report as Exhibit 99 is a copy of a press release for ON Semiconductor Corporation dated February 28, 2001 titled "ON Semiconductor Announces Management Change."



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable.

         (b)      Pro Forma Financial Information
                  Not applicable.

         (c)      Exhibits


Exhibit Number             Description
--------------             -----------
     99                    Press release for ON Semiconductor Corporation dated
                           February 28, 2001 titled "ON Semiconductor Announces
                           Management Change."


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ON SEMICONDUCTOR CORPORATION
                                               ----------------------------
                                                       (Registrant)



Date: March 1, 2001
                                        By:    /S/  DARIO SACOMANI
                                               --------------------------------
                                               Dario Sacomani
                                               Chief Financial Officer and
                                               Senior Vice President




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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------
     99                    Press release for ON Semiconductor Corporation dated
                           February 28, 2001 titled "ON Semiconductor Announces
                           Management Change."



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